FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 14, 2002

                Date of Earliest Event Reported: August 13, 2002


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                    VIRGINIA                         54-1387365
        (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)            Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000






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Item 9. Regulation FD Disclosure

On August 13, 2002, the principal executive officer and principal financial officer of Dollar Tree Stores, Inc. (the Company) each submitted a written statement to the Securities and Exchange Commission regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934. These statements were filed pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached as Exhibits
99.1 and 99.2. The Company is filing this Form 8-K pursuant to the Securities and Exchange Commission's Regulation FD.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

Exhibit #       Description

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: August 14, 2002

                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer







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